Exhibit 99.1

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 1 January 2022 Investor Presentation

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 2 2 Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 3 Market Details Semiconductor Compound Semiconductor Data Storage Agenda Overview Background Transformed Company on Accelerated Growth Trajectory Compelling Investment Opportunity Megatrends, customers, resource alignment, Veeco team, corporate responsibility Financials Historical Financials & 2022 Outlook

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 4 Background Transformed Company on Accelerated Growth Trajectory Compelling Investment Opportunity Overview

Differentiated Semiconductor Capital Equipment Provider

Global provider of semiconductor capital equipment that addresses complex materials challenges

Technology leadership across four key end markets, with opportunities for expansion into adjacent markets and applications

Patents

~450

Employees

~1,100

2021 Revenue*

~$580M

Differentiated portfolio of high-value technology that has evolved with market trends

Financial strength and flexibility

5 Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

* 2021 revenue based on Q4 guidance midpoint provided during Q3 2021 earnings call

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 6 6 Transformed Company on Accelerated Growth Trajectory Compound Semiconductor Demonstrated leadership in MOCVD and Wet Processing Data Storage Long history of leadership in Ion Beam technologies Semiconductor Differentiated Laser Annealing, Advanced Packaging Lithography and Ion Beam Deposition technologies ▪ Long track record of solving our customers materials challenges ▪ Focused on semiconductor and compound semiconductor markets ▪ Positioned at leading edge customers for future growth ▪ Transformed company by returning to profitability and investing for growth MOCVD – Metal Organic Chemical Vapor Deposition

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 7 7 Aligned resources and investments with growth markets and technologies: service, evals, R&D and CAPEX in semi and compound semi Engaging with customers to solve their difficult materials challenges Winning team in place with a culture of execution Linkage between megatrends, our markets and core technologies Compelling Investment Opportunity Compelling Investment Opportunity Growing Markets* Growing Revenue Growing Earnings * Based on Gartner Q2’21 Wafer Fab Equipment report, Yole Epitaxy report, and internal Veeco estimates.

Differentiated Technologies Aligned with Megatrends

Megatrends



High Performance Computing/AI — Faster and more efficient computing to enable large scale data center applications and artificial intelligence



Mobility and Immersive User Experience — Connecting people on the move with technologies such as 5G, sensors, advanced displays



Transformation of the Automotive Industry — Electrification and autonomous advancements



The Cloud — High speed communication and storage of enormous amounts of data

Growth Markets*

Market	2021 SAM	2022 SAM
Semiconductor	~$450M	~$600M
Compound Semiconductor	~$400M	~$500M
Data Storage	~$225M	~$150M

Core Technologies

- Laser Annealing
- Ion Beam
- AP Lithography
- Wet Processing
- MOCVD
- Ion Beam Deposition
- Ion Beam Etch

* SAM – Served Available Market. Served Available Markets include Systems and Service
AI – Artificial Intelligence
5G – Fifth generation wireless technology
AP – Advanced Packaging

8
Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Serving a Diverse Customer Base

Logic



Memory



Power


GaN

RF



Photonics



Data Storage



Scientific



Foundries | OSATs | IDMs | Power Device Producers | RF Filter & Amplifier Fabs | MicroLED Fabs | HDD Manufacturers | Labs & Universities

Advanced & Trailing Nodes (Foundries, OSATs, IDMs)

~$580M 2021 FY Revenue*	Semiconductor	Compound Semiconductor	Data Storage	Scientific & Other
By End-Market	~42%	~18%	~29%	~11%

* 2021 revenue based on Q4 guidance midpoint provided during Q3 2021 earnings call
End-Market breakout is estimated
RF – Radio Frequency
IDM – Integrated Device Manufacturer
OSAT – Outsourced Semiconductor Assembly and Test
HDD – Hard Disk Drive

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Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Resources Aligned for Growth

R&D

Strategic Optimization of our R&D Spending Portfolio


Percentage of R&D Applied to Semi & Compound Semi
Past
Present
Future

CAPEX

Elevated levels of capital spending in 2021 and 2022 as we fund our capacity expansion and complete the build-out of a new leased facility in San Jose to support manufacturing of our Semiconductor products.



Service

- Increasing investments in customer facing infrastructure
  - Skilled professionals
  - Spares Inventory
- Investing ahead of revenue to
  - Support evaluation systems
  - Build capability to support follow-on production orders

Evaluations

	Historically	2021	2022+
Evals	1 to 2	~10	Similar
Markets	Compound Semi	Semi (8) Compound Semi (2)	Similar Profile

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Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 11 11 Leadership Team and Core Values Susan Wilkerson Global Customer Operations Adrian Devasahayam Product Organization Peter Porshnev Engineering Ajit Paranjpe CTO John Kiernan CFO Bill Miller CEO Robert Bradshaw CAO Mark Harris Global Operations Monica DeMarco Quality & Customer Satisfaction Veeco United Team Committed to Making a Material Difference ▪ We will always put our CUSTOMERS first ▪ We will never compromise on SAFETY ▪ We will always demonstrate RESPECT ▪ We will never stop IMPROVING ▪ We will always be ACCOUNTABLE ▪ We will never forget that DIVERSITY & INCLUSION make us stronger

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 12 Commitment to Corporate Responsibility Carbon & Climate Commitment to 50% Renewable Energy Procurement in the U.S by 2030 Diversity & Inclusion Establishment of a D&I Council, Mission Statement, and Charter. Increasing totals and representation of women and people of color since 2018 Philanthropy Contributed to educational advancement through the NAACP Veeco STEM Scholarship Fund Board Composition Improved the diversity of our Board of Directors since 2019. Governance: 1 Social: 3 Environment: 4 2020 ESG Rating A “Making a material difference as a sustainable and transparent company is at the core of the Veeco United team” –CEO Bill Miller, Ph.D.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 13 Semiconductor Compound Semiconductor Data Storage Market Details

Semiconductor Market (SAM)

		2022 SAM
Laser Annealing	• Annealing technology becoming more critical as industry moves to gate all around architecture in logic and with continued shrink in memory • Veeco laser annealing technology enables lowest thermal budget minimizing device damage at advanced nodes	~$300M
AP Lithography	• Heterogeneous Packaging and Higher I/O density are driving an increase in demand for Veeco's market leading AP Litho platform • Product differentiation – productivity, CoO, ability to handle range of photo-resists and wafer types and sizes	~$125M
EUV Mask Blank	• Veeco's ion beam deposition system is optimized for defectivity and uniformity for mask blank applications • Veeco is PTOR for EUV mask blank deposition • Mask blank market expected to exceed WFE growth driven by pace of EUV adoption thru 2025	~$50M
Service	• Collaborate with our customers to enable their success by delivering enabling technology and positively differentiated solutions	~$125M
New IBD Product	• Current deposition technologies are at their fundamental limits • IBD differentiates vs. incumbent PVD for high density films • Key applications are memory bit-line, logic wiring, hard mask layers	~$0

Semiconductor Market Opportunity



Projected Growth ~33%
~$450M
~$600M
2021
2022
Laser Annealing
AP Lithography
EUV Mask Blank
Services



Semiconductor market provides sustainable long-term growth opportunities

EUV – Extreme Ultraviolet
IBD – Ion Beam Deposition
PVD – Physical Vapor Deposition
CoO – Cost of Ownership
PTOR – Production Tool of Record
WFE – Wafer Fab Equipment

14 Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Compound Semiconductor Market (SAM)

		2022 SAM
5G RF & Base Business*	• RF content increasing in mobile devices as 5G is adopted • Veeco wet processing equipment is used in filter and power amplifier applications • Photonics devices for consumer, automotive and specialty applications such as world facing sensors in mobile devices, LiDAR for autonomous vehicles and Data / Telecom	~$225M

Micro LED	• MicroLED - Sunlight readability, power efficiency & high brightness are the advantages of this next generation display technology
	• Veeco products positioned for traditional AND disruptive approaches
	  • Traditional – Individual red, blue & green MicroLEDs
	  • Disruptive – All three colors on the same GaN on Silicon wafer
		~$125M

GaN Power	• GaN Power is driven by faster switching speeds, higher power density and device size in charging, inverter and automotive applications • Veeco's single wafer MOCVD platform, with superior film quality, is positioned to intercept market when it adopts 8-inch wafer sizes	~$50M
Service	• Collaborate with our customers to enable their success by delivering enabling technology and positively differentiated solutions	~$100M

Compound Semiconductor Market Opportunity



Projected Growth ~25%
~$400M
~$500M
2021
2022
MicroLED
Power
5G and Base Business
Service



Compound Semiconductor market provides sustainable long-term growth opportunities

15
Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

* Base Business includes photonics
LiDAR – Light Detection and Ranging

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 16 16 Data Storage Market Increase in magnetic heads and in number of steps per head will drive long term data storage growth ▪ Market decreasing ~30% in 2022. Expecting market to recover in 2023 on sound fundamentals ▪ End market storage growth ~35% CAGR ▪ Manufacturers projected to continue increase in heads per drive and number of process steps per head ▪ Combination of increased head demand and complexity expected to drive equipment sales over next several years Source: Coughlin Associates, internal analysis 0 500 1000 1500 2000 2500 3000 2020 2021 2022 2023 2024 2025 (normalized) 3.0 2.0 1.0 (millions) Magnetic Heads Steps/Magnetic Head Magnetic Head Forecast for Hard Disk Drives

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 17 Target Model Historical Financials & 2022 Outlook Financials

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 18 18 Improving Financial Trends (Non-GAAP) 419 454 2019 2020 2021* 2022** Target^ Revenue ($m) ~580 ~800 39% 43% 2019 2020 2021* 2022** Target^ Gross Margin (%) ~42% 1% 12% 2019 2020 2021* 2022** Target^ Operating Income (%) ~14.5% ~20% * 2021 revenue based on Q4 guidance midpoint provided during Q3 2021 earnings call ** FY 2022 outlook ranges are based on currently available information ^ Target Model provided at Analyst Day, September 2021 Reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation 0.86 2019 2020 2021* 2022** Diluted EPS ($) (0.03) ~1.36 42% - 44% 1.50 - 1.70 640 - 680 15% - 17% ~45%

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 19 19 Revenue Growth 2020 2021* 2022 ** Revenue ($m) Semi Compound Semi Data Storage Scientific & Other ~580 640 – 680 ~60 ~170 ~105 ~245 ~35% ~35% ‘21 to ’22 Projected Growth Rate (~30%) ~5% *2021 revenue based on Q4 guidance midpoint provided during Q3 2021 earnings call End-Market breakout is estimated. **FY 2022 outlook ranges are based on currently available information Reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation 454 57 123 108 166 Total ~10% to ~17%

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 20 20 Sustainable megatrends drive growth across our markets In Summary… Veeco is a transformed company on an accelerated growth trajectory Engaged with the right customers who are driving the megatrends Veeco United team guided by strong core values Veeco is committed to corporate responsibility Veeco resources are aligned with our growth strategy 2022 revenue growth expected between 10% and 17%. Making progress toward target of $800M in revenue and 20% operating income

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 21 Thank You

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 22 Backups and Financial Tables

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 23 23 Q3 2021 Revenue by Market & Region 51% 15% 26% 8% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 40% 33% 18% 9% EMEA China United States Rest of APAC $150M Revenue Trend ($M) Q3 20 Q2 21 Q3 21 Semiconductor 34 54 76 Compound Semi 27 24 23 Data Storage 37 52 39 Scientific & Other 15 16 11 Total 112 146 150 Rest of World is less than 1% Amounts may not calculate precisely due to rounding.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 24 24 Q3 Operating Results In millions (except per share amounts) GAAP Non-GAAP Q2 21 Q3 21 Q2 21 Q3 21 Revenue $146.3 $150.2 $146.3 $150.2 Gross Profit 60.2 63.2 60.8 63.9 Gross Margin 41.1% 42.0% 41.6% 42.6% Operating Expenses 46.9 46.8 39.6 39.6 Operating Income / (Loss) 13.3 16.4 21.3 24.3 Net Income / (Loss) 6.3 9.0 17.9 20.5 Diluted Earnings/(Loss) Per Share $0.12 $0.17 $0.35 $0.40 Diluted Shares 53.9 53.8 51.8 51.7 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non- GAAP financial measures can be found in the backup section of this presentation. Improved bottom line from solid execution

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 25 25 Balance Sheet and Cash Flow Highlights $ millions Q2 21 Q3 21 Cash & Short-Term Investments 330 336 Accounts Receivable 108 87 Inventories 164 171 Accounts Payable 55 49 Long-Term Debt 328 332 Cash Flow from Operations 10 30 DSO (days) 67 52 DIO 167 173 DPO 58 51 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non- GAAP financial measures can be found in the backup section of this presentation.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 26 26 Q4 2021 Guidance GAAP Non-GAAP Revenue $140M - $160M $140M - $160M Gross Margin 41% - 43% 41% - 43% Operating Expenses $49M - $51M $41M - $43M Net Income (Loss) $1M - $11M $14M - $24M Earnings (Loss) Per Share $0.04 – $0.22 $0.27 - $0.45 Diluted Shares 54M 52M A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 27 27 Historical Revenue by End-Market $M 2019 2020 2021 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Semiconductor 44.6 37.8 41.8 51.3 175.6 37.4 37.5 33.6 57.4 165.9 51.6 53.7 76.3 Compound Semi 15.0 16.4 26.3 28.1 85.9 18.4 17.8 26.6 45.2 107.9 24.8 24.2 23.3 Data Storage 19.6 22.7 24.1 17.6 84.1 38.9 28.3 36.9 19.2 123.3 41.0 52.0 39.3 Scientific & Other 20.2 20.8 16.6 16.2 73.8 9.8 15.1 15.0 17.1 57.0 16.4 16.4 11.4 Grand Total 99.4 97.8 109.0 113.2 419.3 104.5 98.6 112.1 138.9 454.2 133.7 146.3 150.2 Amounts may not calculate precisely due to rounding.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 28 28 Convertible Notes (1) Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction (2) Weighted average (3) Reflects the adoption of ASU 2020-06, effective January 1, 2022 Amounts may not calculate precisely due to rounding. Convertible Debt Principal Amount Coupon Annual Cash Interest Annual Non-Cash Interest3 Initial Conversion Price As of December 31, 2021 Convertible Notes Due Jan 2023 $20M 2.7% $0.5M $0.1M $40.03 Convertible Notes Due Jan 2025 $133M 3.5% $4.7M $0.5M $24.00 Convertible Notes Due June 2027 $125M 3.75% $4.7M $0.4M $18.461 Total Convertible Debt $278M 3.6%2 $9.9M $1.0M

Effect of New Accounting Standard for Convertible Notes on Diluted EPS (Effective Q1 2022)

Quarterly

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation *(in thousands)*	Incremental Dilutive Shares** *(in thousands)*	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation *(in thousands)*	Incremental Dilutive Shares** *(in thousands)*
≥ $0.14 < $0.23	$1,272	8,942	≥ $0.17 < $0.21	$1,172	6,771
≥ $0.23 < $0.32	$2,544	14,463	≥ $0.21 < $0.27	$2,331	12,292
≥ $0.32	$2,704	14,967	≥ $0.27	$2,467	12,796

Annual

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation *(in thousands)*	Incremental Dilutive Shares** *(in thousands)*	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation *(in thousands)*	Incremental Dilutive Shares** *(in thousands)*
≥ $0.57 < $0.92	$5,096	8,942	≥ $0.69 < $0.84	$4,688	6,771
≥ $0.92 < $1.27	$10,190	14,463	≥ $0.84 < $1.08	$9,325	12,292
≥ $1.27	$10,832	14,967	≥ $1.08	$9,870	12,796

Based upon current Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes, which the Company will be required to use upon adoption of ASU 2020-06, effective Q1 2022. The EPS thresholds mentioned above represent various ranges at which some of our Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Notes, and assumes an average per share stock price above $18.46.

** Incremental dilutive shares should be added to the weighted average basic shares outstanding to reflect the if-converted method of accounting, replacing the dilution assumed using the current treasury stock method of accounting.

29 Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 30 30 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 31 31 Supplemental Information—GAAP to Non-GAAP Reconciliation In millions Q1 21 Q2 21 Q3 21 2020 2019 Net sales $133.7 $146.3 $150.2 $454.2 $419.3 GAAP gross profit 54.9 60.2 63.2 194.3 158.2 GAAP gross margin 41.1% 41.1% 42.0% 42.8% 37.7% Add: Release of inventory fair value step-up for purchase accounting --- 0.3 1.3 Add: Share-based comp 0.5 0.7 0.6 1.9 1.9 Add: Other -- 0.1 - 0.2 Non-GAAP gross profit $55.4 $60.8 $63.9 $196.5 $161.6 Non-GAAP gross margin 41.5% 41.6% 42.6% 43.3% 38.5% In millions Q1 21 Q2 21 Q3 21 2020 2019 GAAP Net income (loss) $2.5 $6.3 $9.0 $(8.4) $(78.7) Add: Share-based comp 3.2 4.4 4.1 12.7 15.3 Add: Amortization 3.4 3.0 3.0 15.3 17.1 Add: Restructuring --- 1.1 6.0 Add: Asset impairment --- 0.3 4.0 Add: Release of inventory fair value step-up for purchase accounting --- 0.3 1.3 Add: Transition expenses related to San Jose expansion project - 0.6 0.7 -- Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 0.1 0.2 0.6 Add: Accelerated depreciation ---- 0.4 Add: Interest expense 6.6 6.6 7.0 23.2 17.4 Add: Other income (expense), net --- 7.8 21.0 Add: Tax expense (benefit) 0.3 0.3 0.4 (0.1) 0.8 Non-GAAP operating income (loss) $16.1 $21.3 $24.3 $52.5 $5.1 In millions, except per share amounts Q1 21 Q2 21 Q3 21 2020 2019 GAAP Basic weighted average shares 48.6 48.7 49.0 48.4 47.5 GAAP Diluted weighted average shares 53.1 53.9 53.8 48.4 47.5 GAAP Basic EPS $0.05 $0.13 $0.18 $(0.17) $(1.66) GAAP Diluted EPS $0.05 $0.12 $0.17 $(0.17) $(1.66) GAAP Net income (loss) $2.5 $6.3 $9.0 $(8.4) $(78.7) Add: Share-based comp 3.2 4.4 4.1 12.7 15.3 Add: Amortization 3.4 3.0 3.0 15.3 17.1 Add: Restructuring --- 1.1 6.0 Add: Asset impairment --- 0.3 4.0 Add: Release of inventory fair value step-up for purchase accounting --- 0.3 1.3 Add: Transition expenses related to San Jose expansion project - 0.6 0.7 -- Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 0.1 0.2 0.6 Add: Accelerated depreciation ---- 0.4 Add: Non-cash interest expense 3.5 3.6 3.7 13.8 12.7 Add: Other income (expense), net --- 7.8 21.0 Add: Tax adjustment from GAAP to Non-GAAP (0.1) (0.1) (0.1) (0.8) (0.8) Non-GAAP net income (loss) $12.6 $17.9 $20.5 $42.3 $(1.3) Non-GAAP basic EPS $0.26 $0.37 $0.42 $0.88 $(0.03) Non-GAAP diluted EPS $0.25 $0.35 $0.40 $0.86 $(0.03) Non-GAAP basic weighted average shares 48.6 48.7 49.0 48.4 47.5 Non-GAAP diluted weighted average shares 50.9 51.8 51.7 49.3 47.5 In millions Q1 21 Q2 21 Q3 21 2020 2019 GAAP operating expenses $45.5 $46.9 $46.8 $171.7 $197.8 Share-based compensation (2.7) (3.7) (4.1) (10.8) (13.4) Amortization (3.4) (3.0) (3.0) (15.3) (17.1) Asset impairment ----(4.0) Other (0.1) (0.6) (0.6) (1.5) (6.8) Non-GAAP operating expenses $39.3 $39.6 $39.6 $144.0 $156.5 Amounts may not calculate precisely due to rounding.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 32 32 Q3 2021 Actual: GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $150.2 $150.2 Gross Profit 63.2 0.6 0.2 63.9 Gross Margin 42.0% 42.6% Operating Expenses 46.8 (3.5) (3.0) (0.6) 39.6 Operating Income (Loss) 16.4 4.1 3.0 0.8 24.3 Net Income (Loss) $9.0 4.1 3.0 4.4 $20.5 Income (Loss) Per Common Share: Basic $0.18 $0.42 Diluted 0.17 0.40 Weighted Average Number of Shares: Basic 49.0 49.0 Diluted 53.8 51.7 Other Non-GAAP Adjustments Transition expenses related to San Jose expansion project 0.7 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Subtotal 0.8 Non-Cash Interest Expense 3.7 Non-GAAP Tax Adjustment (0.1) Total Other 4.4 Amounts may not calculate precisely due to rounding.

Investor Presentation | Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 33 33 Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $140–$160 $140–$160 Gross Profit 58–69 1 —— 59–70 Gross Margin 41%–43% 41%–43% Operating Expenses $48–$50 (3) (3) (1) $41–$43 Operating Income (Loss) $10–$19 4 3 1 $18–$27 Net Income (Loss) $2–$11 4 3 5 $14–$23 Income (Loss) per Diluted Share $0.04–$0.22 $0.27–$0.45 Diluted Weighted Average Shares 54 52 GAAP Net Income (Loss) $2–$11 Share-Based Compensation 4 Amortization 3 Interest Expense, Net 7 Income Tax Expense (Benefit) 1 Other 1 Non-GAAP Operating Income (Loss) $18–$27 Q4 2021 Guidance: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding.